                                 EXHIBIT 99.11

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Current Principal Balance ($)     Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00               36     3,142,955.87       2.09      6.919         358      83.10        637
100,000.01 - 150,000.00              90    11,469,394.65       7.61      7.007         359      83.32        650
150,000.01 - 200,000.00             154    26,883,927.39      17.85      6.786         358      83.54        646
200,000.01 - 250,000.00              99    22,166,785.90      14.71      6.748         358      83.25        654
250,000.01 - 300,000.00              83    22,717,159.22      15.08      6.746         358      84.36        648
300,000.01 - 350,000.00              63    20,518,629.81      13.62      6.631         358      82.61        649
350,000.01 - 400,000.00              43    16,149,598.27      10.72      6.943         358      86.02        656
400,000.01 - 450,000.00              20     8,580,489.33       5.70      6.908         358      82.43        660
450,000.01 - 500,000.00              19     9,065,919.06       6.02      6.764         358      81.97        661
500,000.01 - 550,000.00               9     4,722,747.29       3.13      6.649         358      84.58        671
550,000.01 - 600,000.00               4     2,248,000.01       1.49      7.029         359      80.00        716
600,000.01 - 650,000.00               1       624,750.00       0.41      5.750         359      85.00        638
650,000.01 - 700,000.00               1       686,900.00       0.46      5.650         358      89.21        678
700,000.01 - 750,000.00               1       750,000.00       0.50      6.400         357      78.95        625
900,000.01 - 950,000.00               1       920,000.00       0.61      7.250         359      80.00        730
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Min:   $59,999.99
Max:   $920,000.00
Average:   $241,421.89
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Current Gross Rate                Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
4.500 - 4.999                         1       221,999.99       0.15      4.990         358      80.00        678
5.000 - 5.499                        12     3,591,471.20       2.38      5.340         359      79.31        720
5.500 - 5.999                        64    17,044,284.95      11.31      5.852         359      83.68        666
6.000 - 6.499                       127    29,829,309.55      19.80      6.293         358      81.67        649
6.500 - 6.999                       196    48,113,411.50      31.94      6.740         358      84.36        651
7.000 - 7.499                       122    27,300,483.66      18.12      7.267         359      82.81        657
7.500 - 7.999                        86    20,314,465.95      13.48      7.721         359      85.02        642
8.000 - 8.499                        13     3,628,407.00       2.41      8.167         358      86.65        625
8.500 - 8.999                         2       380,173.00       0.25      8.632         357     100.00        669
9.000 - 9.499                         1       223,250.00       0.15      9.350         359      95.00        620
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Min:   4.990
Max:   9.350
Weighted Average:   6.786
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 1  of  7

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
FICO                              Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
550 - 574                            18     5,316,001.02       3.53      7.195         358      80.42        565
575 - 599                            54    10,824,954.37       7.19      6.926         358      81.07        591
600 - 624                            97    20,151,057.21      13.38      6.930         358      82.88        614
625 - 649                           160    41,082,115.28      27.27      6.787         358      84.02        637
650 - 674                           145    34,574,361.05      22.95      6.786         358      83.99        660
675 - 699                            72    16,971,692.96      11.27      6.641         358      85.59        687
700 - 724                            37     9,242,387.76       6.14      6.604         358      81.89        710
725 - 749                            17     4,520,041.30       3.00      6.608         359      84.90        735
750 - 774                            18     5,580,045.85       3.70      6.655         359      84.10        759
775 - 799                             6     2,384,600.00       1.58      6.376         359      80.69        785
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Min:   551
Max:   793
NZ Weighted Average:   653
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Original LTV                      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0.00 - 49.99                          1       170,000.00       0.11      7.450         359      27.64        669
50.00 - 54.99                         1       350,000.00       0.23      5.740         358      53.85        713
55.00 - 59.99                         4       781,171.78       0.52      6.529         358      57.95        598
60.00 - 64.99                         4       626,000.00       0.42      5.853         358      63.47        666
65.00 - 69.99                         6     1,367,200.03       0.91      6.282         359      68.07        687
70.00 - 74.99                        14     3,724,197.52       2.47      6.965         359      71.95        667
75.00 - 79.99                        27     8,265,771.64       5.49      6.583         358      77.97        640
80.00 - 80.00                       353    81,419,166.55      54.05      6.786         358      80.00        654
80.01 - 84.99                        18     4,853,939.49       3.22      6.237         359      83.56        642
85.00 - 89.99                        46    12,450,715.44       8.26      6.593         359      86.53        636
90.00 - 94.99                        65    18,141,808.60      12.04      6.984         358      90.49        649
95.00 - 99.99                        15     3,493,892.85       2.32      7.442         359      95.36        657
100.00 >=                            70    15,003,392.90       9.96      6.913         358     100.00        673
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Min:   27.64
Max:   100.00
Weighted Average:   83.54
% > 80:   35.81
% > 90:   14.05
% > 95:   10.25
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Original Term (months)            Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
360                                 624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Min:   360
Max:   360
Weighted Average:   360
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Stated Remaining Term             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
(months)
----------------------------------------------------------------------------------------------------------------
301 - 360                           624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Min:   353
Max:   360
Weighted Average:   358
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
FRM                                # of        Principal       Curr      Gross   Remaining    Average    Average
ARM                               Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
ARM                                 624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Product                           Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO                  487   114,643,460.19      76.10      6.877         358      83.54        650
ARM 3/27 - 60mo IO                  102    25,941,717.45      17.22      6.625         358      84.00        658
ARM 5/25 - 60mo IO                   35    10,062,079.16       6.68      6.159         359      82.36        681
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Prepayment Penalty Original       Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0                                    82    19,420,114.17      12.89      6.903         358      83.81        653
12                                   60    18,399,329.31      12.21      7.124         359      84.15        655
24                                  354    79,807,246.36      52.98      6.781         358      83.37        650
36                                   94    23,683,343.20      15.72      6.682         358      83.63        654
60                                   34     9,337,223.76       6.20      6.179         359      83.03        670
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Loans with Penalty:   87.11
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Lien                              Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
First Lien                          624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 3  of  7

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                  # of         Principal       Curr      Gross   Remaining    Average    Average
Documentation Type               Loans           Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Full Doc                           392     90,118,077.26      59.82      6.553         358      84.80        649
SI                                 221     56,945,248.29      37.80      7.130         358      81.50        661
Alt Doc                             11      3,583,931.25       2.38      7.169         358      84.48        633
----------------------------------------------------------------------------------------------------------------
Total:                             624    150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Loan Purpose                      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Cashout Refinance                   339    86,010,538.17      57.09      6.779         358      84.14        647
Purchase                            261    59,974,325.61      39.81      6.840         358      82.41        661
Rate/Term Refinance                  24     4,662,393.02       3.09      6.226         359      87.14        672
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Property Type                     Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Single Family Detached              557   133,625,346.48      88.70      6.771         358      83.75        654
Condominium                          47    10,661,159.72       7.08      6.854         358      81.27        656
Duplex                               17     5,218,739.34       3.46      6.977         359      81.11        635
Townhouse                             2       592,800.01       0.39      6.922         359      91.68        659
Triplex                               1       549,211.25       0.36      7.250         358      92.17        643
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Occupancy Type                    Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Owner-Occupied                      613   147,596,756.80      97.98      6.779         358      83.61        652
Non-Owner Occupied                   11     3,050,500.00       2.02      7.108         359      80.08        686
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 4  of  7

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
State                             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
California                          109    35,500,437.94      23.57      6.878         358      81.13        650
Florida                              64    14,957,502.33       9.93      6.867         359      81.18        659
Maryland                             47    13,246,840.46       8.79      6.652         358      85.34        664
Michigan                             64     9,994,674.12       6.63      6.815         358      85.12        643
Arizona                              50     9,947,242.06       6.60      6.929         359      84.38        660
Nevada                               32     9,010,155.66       5.98      6.660         358      85.66        654
Virginia                             29     7,786,759.00       5.17      6.630         359      84.79        649
New York                             21     7,468,807.72       4.96      6.787         358      83.58        627
Illinois                             24     7,193,061.31       4.77      7.194         359      83.82        677
Colorado                             26     4,894,321.68       3.25      6.661         359      84.09        674
Ohio                                 22     3,684,895.78       2.45      6.571         358      89.15        673
North Carolina                       18     3,066,623.69       2.04      6.585         359      85.02        645
New Jersey                            8     2,778,345.96       1.84      6.438         359      83.41        651
Georgia                              12     2,416,461.24       1.60      6.357         358      87.85        654
Washington                           12     2,314,406.97       1.54      6.753         358      81.58        649
Massachusetts                         6     1,595,200.01       1.06      6.598         359      80.00        647
Missouri                              9     1,543,325.35       1.02      6.937         359      89.82        638
Rhode Island                          5     1,455,739.80       0.97      6.340         359      84.12        637
Kansas                                8     1,342,107.96       0.89      6.983         358      90.92        650
Indiana                              11     1,295,463.01       0.86      6.489         358      81.95        633
Pennsylvania                          6     1,259,944.01       0.84      6.548         358      88.42        661
Minnesota                             6     1,169,006.99       0.78      6.239         358      79.99        624
Kentucky                              4       913,200.00       0.61      6.077         359      81.97        650
Connecticut                           4       776,000.00       0.52      7.039         359      80.00        614
Tennessee                             6       775,734.02       0.51      6.357         358      80.00        629
Texas                                 2       564,000.00       0.37      8.019         357      90.01        680
Oregon                                3       504,600.00       0.33      6.953         359      80.00        649
Delaware                              2       473,999.99       0.31      6.346         359      85.32        653
Utah                                  3       465,600.00       0.31      7.103         360      80.00        654
Alabama                               2       423,299.99       0.28      6.182         358      83.54        620
South Carolina                        1       368,100.00       0.24      8.000         353      90.00        638
Wisconsin                             2       264,800.00       0.18      7.456         360      80.00        664
Iowa                                  1       256,000.00       0.17      6.540         359      80.00        648
Oklahoma                              1       244,000.00       0.16      7.600         357      80.00        654
Maine                                 1       216,999.75       0.14      7.630         358      89.67        646
Vermont                               1       185,100.00       0.12      7.490         358      74.04        618
New Mexico                            1       173,700.00       0.12      7.150         360      90.00        673
Nebraska                              1       120,800.00       0.08      7.290         360      80.00        685
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Top 3 Zip Code:   92563(0.88128%),89052(0.81707%),60614(0.75939%)
Number of States:   38
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 5  of  7

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Gross Margin                      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.500 - 1.999                         1       278,400.01       0.18      5.750         359      80.00        691
2.000 - 2.499                         2       539,200.00       0.36      6.125         358      80.00        672
2.500 - 2.999                         1       451,875.00       0.30      6.100         356      84.80        597
3.500 - 3.999                         4     1,322,500.02       0.88      7.170         359      74.63        708
4.000 - 4.499                         2       242,900.00       0.16      6.524         358      88.99        643
4.500 - 4.999                        12     2,629,145.80       1.75      5.754         358      78.59        674
5.000 - 5.499                        59    15,722,508.67      10.44      5.895         358      83.85        673
5.500 - 5.999                       152    38,354,469.78      25.46      6.509         358      82.79        653
6.000 - 6.499                       146    34,242,058.35      22.73      6.652         358      83.99        652
6.500 - 6.999                       158    37,922,199.51      25.17      7.238         359      83.83        650
7.000 - 7.499                        54    11,895,557.97       7.90      7.555         359      84.10        648
7.500 - 7.999                        21     4,163,102.70       2.76      7.573         358      84.41        616
8.000 - 8.499                         8     2,009,796.99       1.33      7.666         358      89.75        655
8.500 - 8.999                         4       873,542.00       0.58      8.086         359      84.31        632
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.700
Max:   8.990
Weighted Average (>0):   6.239
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Minimum Interest rate             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
4.500 - 4.999                         5     1,058,245.78       0.70      5.331         358      79.41        721
5.000 - 5.499                        48    12,145,511.66       8.06      5.875         358      83.62        677
5.500 - 5.999                       116    27,541,997.05      18.28      6.309         358      83.66        653
6.000 - 6.499                       130    32,204,351.68      21.38      6.524         358      83.71        650
6.500 - 6.999                       146    35,480,471.43      23.55      6.866         358      83.81        650
7.000 - 7.499                        96    22,518,335.98      14.95      7.289         359      81.42        659
7.500 - 7.999                        69    16,036,190.22      10.64      7.717         359      84.47        642
8.000 - 8.499                        12     3,035,780.00       2.02      8.101         358      87.47        624
8.500 - 8.999                         2       626,373.00       0.42      8.520         359      93.99        642
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Min (>0):   4.690
Max:   8.700
Weighted Average (>0):   6.562
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 6  of  7

POPULAR ABS 2005-5                                 GROUP II; INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Maximum Interest Rate             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
10.500 - 10.999                       1       221,999.99       0.15      4.990         358      80.00        678
11.000 - 11.499                       9     2,865,625.41       1.90      5.330         359      79.35        714
11.500 - 11.999                      33     9,580,270.12       6.36      5.809         359      83.53        665
12.000 - 12.499                      37    11,387,053.89       7.56      6.246         358      80.72        653
12.500 - 12.999                     113    30,118,799.54      19.99      6.534         358      83.51        650
13.000 - 13.499                     139    32,081,770.69      21.30      6.677         358      82.57        655
13.500 - 13.999                     152    35,670,337.19      23.68      7.068         358      85.29        651
14.000 - 14.499                      88    18,223,834.42      12.10      7.408         359      83.71        646
14.500 - 14.999                      42     8,695,408.53       5.77      7.708         359      84.43        646
15.000 - 15.499                       6       751,607.01       0.50      8.265         359      85.31        642
15.500 - 15.999                       1       130,000.00       0.09      8.500         358     100.00        620
16.000 - 16.499                       1       223,250.00       0.15      9.350         359      95.00        620
16.500 - 16.999                       2       697,300.01       0.46      6.552         359      81.11        676
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Min (>0):   10.990
Max:   16.640
Weighted Average (>0):   13.311
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Initial Periodic Rate Cap         Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.500                                13     2,597,896.66       1.72      7.035         358      80.26        631
2.000                                 3       883,050.00       0.59      7.322         359      86.64        710
3.000                               607   146,894,310.30      97.51      6.778         358      83.57        653
3.250                                 1       271,999.84       0.18      6.750         356      89.18        689
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.500
Max:   3.250
Weighted Average (>0):   2.969
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Subsequent Periodic Rate Cap      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.000                               577   137,233,160.91      91.10      6.796         358      83.55        652
1.500                                44    12,364,495.89       8.21      6.701         359      83.72        663
2.000                                 3     1,049,600.00       0.70      6.500         356      80.00        644
----------------------------------------------------------------------------------------------------------------
Total:                              624   150,647,256.80     100.00      6.786         358      83.54        653
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.000
Max:   2.000
Weighted Average (>0):   1.048
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 7  of  7